Exhibit 10.27.

SUBORDINATION AND POSTPONEMENT

TO: LAURUS MASTER FUND, LTD. (together with its successors and assigns, "**Laurus**")

In consideration of Laurus extending loans made or to be made or credit otherwise extended or to be extended by Laurus to or for the account of Creative Vistas, Inc. ("**Borrower**"), from time to time and at any time and for other good and valuable consideration and to induce Laurus, in its discretion, to purchase such notes, make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable; and whereas AC Technical Systems Ltd. and A.C. Technical Acquisition Corp. (collectively, the "**Guarantors**" and together with the Borrower hereinafter referred to as the "**Debtors**") have guaranteed the obligations of the Borrower pursuant to a guaranty dated as of the date hereof (the "**Guaranty**") under (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Borrower and Laurus (the "**Securities Purchase Agreement**") and (ii) each Related Agreement referred to in the Securities Purchase Agreement; (iii) that certain Security Agreement dated as of the date hereof by and between the Borrower, Laurus and the Guarantors (the "**Security Agreement**"); and (iv) each Ancillary Agreement referred to in the Security Agreement, the Securities Purchase Agreement and each Related Agreement and the Security Agreement and each Ancillary Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "**Documents**"), and as an inducement to the loans and accommodations extended by Laurus to the Borrower under the Documents, and for other good and valuable consideration, the receipt and sufficiency of which each of the undersigned conclusively acknowledges, each of the undersigned hereby agrees as follows:

1. For so long as any indebtedness, obligations and liabilities to Laurus are owing, due or remain outstanding under any of the Documents, each of the undersigned (in such capacity, a "**Junior Creditor**") hereby agrees that, to the extent that it is or hereafter becomes a creditor in respect of any indebtedness, claims, liabilities or obligations (collectively, the "**Junior Indebtedness**") owing to it by any of the Debtors, including as a result of the retraction or redemption of any shares in the capital of any of the undersigned, the Junior Indebtedness owing to such Junior Creditor and the claims of such Junior Creditor against any of such other undersigned, shall be fully subordinated and postponed to the indebtedness, liabilities and obligations of the Debtors to Laurus pursuant to the Documents, and the Guaranty, including to any claims that Laurus may have against any of the undersigned in respect of any guarantee or purchase obligation given by any of the undersigned (the indebtedness, obligations and liabilities of the Debtors to Laurus under the Documents being referred to herein as the "**Senior Indebtedness**").

2. Each of the undersigned, in its capacity as a Junior Creditor, hereby assigns to and in favour of Laurus, as continuing collateral security for the repayment and performance by the Debtors of the Senior Indebtedness, such claims as it may have, as a Junior Creditor, as against any of the other undersigned.

3. Each of the undersigned, in its capacity as a Junior Creditor, hereby agrees that it shall not, require or accept, and each of the undersigned hereby agrees that it shall not pay, any

amount, including, without limitation, (i) on account of principal or interest in respect of any Junior Indebtedness, (ii) for or on account of the unpaid purchase price for goods or services supplied, and/or (iii) for or on account of the redemption or retraction of any shares, without the prior written consent of Laurus, other than in accordance with the Documents, it being the intention hereof that no such payments may be paid either to or from or amongst any of the undersigned, without Laurus' prior written consent, other than as permitted under and strictly in accordance with the terms of the Documents. In furtherance thereof, none of the undersigned, as a Junior Creditor, shall sue for or bring proceedings otherwise against any of the undersigned or exercise any right of set-off for the purposes of recovering any Junior Indebtedness aforesaid, without the prior written consent of Laurus. Notwithstanding the foregoing, Sayan Navaratnam and Dominic Burns shall be entitled to payment of salary for services rendered and for bonus payments, reimbursement for reasonable expenses incurred on behalf of Debtors and for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of a Debtor).

4. (a) In the event of a bankruptcy, liquidation or winding-up of any of the undersigned, or in the event of a bulk sale with respect to any of the assets of the Debtors (in each case as applicable), or in the event of any composition with creditors or scheme of arrangement, each of the undersigned, in its capacity as a Junior Creditor, hereby agrees that the Senior Indebtedness shall obtain first priority of payment, prior to any of the undersigned making any claim in respect of any Junior Indebtedness. In furtherance thereof, each of the undersigned, in its capacity as a Junior Creditor, shall file a claim or claims in such form(s) as may be required by Laurus in any proceedings relating to the foregoing for the full outstanding amount of the Junior Indebtedness owed to it and shall direct all payments and other distributions in respect thereof to be made directly to Laurus until such time as the Senior Indebtedness has been fully repaid and performed.

(b) In the event of distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any of the undersigned, or the proceeds thereof, to creditors in connection with the bankruptcy, liquidation or winding-up of any of the undersigned (as applicable) or in connection with any composition with creditors or scheme of arrangement to which any of the undersigned is a party, Laurus shall be entitled to receive payment in full (including interest accruing to the date of receipt of such payment at the applicable rate whether or not allowed as a claim in any such proceeding) of the Senior Indebtedness before any of the undersigned, as a Junior Creditor, is entitled to receive any direct or indirect payment or distribution of any cash or other assets of any one or more of the undersigned on account of the Junior Indebtedness, and Laurus shall be entitled to receive directly, for application in payment of the Senior Indebtedness (to the extent necessary to pay all Senior Indebtedness in full after giving effect to any substantially concurrent payment or distribution to Laurus in respect of the Senior Indebtedness), any payment or distribution of any kind or character, whether in cash or other assets, which shall be payable or deliverable upon or with respect to the Junior Indebtedness. To the extent any payment of Senior Indebtedness (whether by or on behalf of any of the undersigned, as proceeds of

security or enforcement of any right of set-off or otherwise) is declared to be a fraudulent preference or otherwise preferential, set aside or required to be paid to a trustee, receiver or other similar person under any bankruptcy, insolvency, receivership or similar law, then if such payment is recoverable by, or paid over to, such trustee, receiver or other person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

(c) In order to enable Laurus to enforce its rights hereunder in any of the actions or proceedings described in this Section 4, upon the failure of any of the undersigned, as a Junior Creditor, to make and present on a timely basis a proof of claim against any one or more other undersigned on account of the Junior Indebtedness or other motion or pleading as may be expedient or proper to establish any of the undersigned's entitlement to payment of any Junior Indebtedness, Laurus is hereby irrevocably authorized and empowered, in its discretion and at its sole expense, to make and present for and on behalf of any one or more such undersigned such proofs of claims or other motions or pleadings and to demand, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Senior Indebtedness. Each of the undersigned hereby covenants and agrees not to exercise any voting right or other privilege that it may have from time to time in any of the actions or proceedings described in this Section 4 in favour of any plan, proposal, compromise, arrangement or similar transaction that would defeat: (i) the right of Laurus to receive payments and distributions otherwise payable or deliverable upon or with respect to the Junior Indebtedness and the Senior Indebtedness, so long as any Senior Indebtedness remains outstanding and unperformed; or (ii) the obligation of any of the undersigned, as a Junior Creditor, to receive, hold in trust, and pay over to Laurus certain payments and distributions as contemplated by Section 5.

5. If, prior to the payment in full of the Senior Indebtedness, any of the undersigned or any person on its behalf shall receive any payment from or distribution of assets of any of the undersigned on account of the Junior Indebtedness, then such undersigned shall, and shall cause such other person to, receive and hold such payment or distribution in trust for the benefit of Laurus, and promptly pay the same over or deliver to Laurus, in precisely the form received by such undersigned or such other person on its behalf (except for any necessary endorsement or assignment, which shall be made in favour of Laurus) and such payment or distribution shall be applied by Laurus to the repayment of the Senior Indebtedness.

6. Each of the undersigned hereby agrees that Laurus may grant time, renewals, extensions, releases and discharges to, accept compositions from or otherwise deal with the Borrower, the other Obligors and each of the undersigned or others as Laurus sees fit without notice to any of the undersigned and without prejudice to or in any way limiting or affecting Laurus or its security or any priorities created thereby or intended to be created therein.

7. Each of the undersigned hereby waives notice of acceptance by Laurus of this Agreement, notice of the existence or creation or non-payment of all or a portion of the

Senior Indebtedness to Laurus, and all diligence in the collection or protection of or the realization upon any of the Senior Indebtedness to Laurus or any security therefor.

8. This Agreement is in addition and without prejudice to any security of any kind now or hereafter held by Laurus. This Agreement shall enure to the benefit of and be binding upon Laurus, the parties hereto and their respective successors, assigns, heirs, executors, and administrators (as applicable).

9. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

[SIGNATURE PAGES FOLLOW]

DATED as of September 30, 2004.

CREATIVE VISTAS, INC.

By: [signature]
Name: Sayan Navaratnam
Title: CEO

AC TECHNICAL SYSTEMS LTD.

By:
Name:
Title:

A.C. TECHNICAL ACQUISITION CORP.

By: [signature]
Name: Sayan Navaratnam
Title: CEO

THE NAVARATNAM TRUST, by its trustee,

By: [signature]
Name:

THE BURNS TRUST, by its trustee.

By:
Name:

[signature]
SAYAN NAVARATNAM

[signature]
Witness

DOMINIC BURNS

Witness

GOODMANS\GOSSC\5069017.2

DATED as of September ___, 2004.

CREATIVE VISTAS, INC.

By:______________________
Name:
Title:

AC TECHNICAL SYSTEMS LTD.

By:______________________
Name: Dominic Burns
Title: President

A.C. TECHNICAL ACQUISITION CORP.

By:______________________
Name:
Title:

THE NAVARATNAM TRUST, by its trustee.

By:______________________
Name:

THE BURNS TRUST, by its trustee.

By:______________________
Name: Dominic Burns

____
SAYAN NAVARATNAM

____
Witness

____
DOMINIC BURNS

____
Witness

GOODMANS\GOSSC\5069017.3

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